SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): September 2, 2003


                            Group 1 Automotive, Inc.
             (Exact name of Registrant as specified in its charter)





          Delaware                      1-13461                  76-0506313
(State or other jurisdiction of     (Commission File          (I.R.S. Employer
 incorporation or organization)         Number)              Identification No.)




                            950 Echo Lane, Suite 100
                              Houston, Texas 77024
               (Address of principal executive offices) (Zip code)

                                 (713) 647-5700
               (Registrant's telephone number including area code)

Item 12. Results of Operations and Financial Condition


     The following sets forth certain information regarding certain historical non-GAAP financial measures (within the meaning of Regulation G and Item 10 of Regulation S-K) of the Company as well as reconciliations of such non-GAAP financial measures to the financial measures of the Company calculated and presented in accordance with GAAP that are most directly comparable to such non-GAAP financial measures.

Non-GAAP Financial Measures

Return on Invested Capital
--------------------------

     Return on Invested Capital (ROIC) is a measurement of the return received on all capital invested in the company, including stockholders' equity, long-term debt and the present value of future rents. It is computed by dividing the net operating profit after tax (NOPAT) by the average invested capital. NOPAT equals operating income minus floorplan interest expense and interest income on excess cash, plus rent expense and amortization expense, net of tax. The average invested capital equals the average of the beginning of the year and end of the year total invested capital, which is the sum of stockholders' equity plus accumulated goodwill amortization, long-term debt and the present value of future rents, minus excess cash. NOPAT is not a measure of operating income under GAAP and invested capital is not a measure of capitalization under GAAP. Additionally, our ROIC, NOPAT and invested capital computations may not be comparable to other similarly titled measures of other companies.

     We believe that ROIC provides additional information regarding our ability to assess the performance of our operations and the effectiveness of our deployment of capital. These measures are widely used by investors in the valuation, comparison, rating and investment recommendations of companies.

Return on Invested Capital is calculated as follows:


 The following table reconciles Net Operating Profit after Tax (NOPAT) to
Operating Income for the periods presented:

                                                                                 Year Ended December 31,
                                                           --------------------------------------------------------------------
                                                                   1998          1999          2000         2001          2002
                                                                   ----          ----          ----         ----          ----
                                                                                    (dollars in 000's)

   Operating Income                                            $ 52,046      $ 85,950     $ 117,720    $ 131,348     $ 137,623
   Deduct:   Floorplan interest expense                         (12,837)      (20,395)      (37,536)     (27,935)      (19,371)
             Interest income on excess cash (A)                  (1,129)       (1,318)       (1,145)      (2,621)       (1,753)
   Add:      Rent expense                                        11,121        19,943        28,348       30,668        36,844
             Amortization expense                                 2,643         5,763         8,451        9,142         1,838
                                                           --------------------------------------------------------------------
   Adjusted operating income                                     51,844        89,943       115,838      140,602       155,181

   Taxes on adjusted operating income (B)                       (21,360)      (35,797)      (44,018)     (53,429)      (58,193)
                                                           --------------------------------------------------------------------

   NOPAT                                                       $ 30,484      $ 54,146      $ 71,819     $ 87,173      $ 96,988
                                                           --------------------------------------------------------------------

 The following table reconciles Invested Capital to Stockholders' Equity for the periods presented:

                                                                             As of December 31,
                                              ---------------------------------------------------------------------------------
                                                      1997         1998          1999          2000         2001          2002
                                                      ----         ----          ----          ----         ----          ----
                                                                             (dollars in 000's)

   Stockholders' equity                           $ 89,372    $ 136,184     $ 232,029     $ 247,416    $ 392,243     $ 443,417
   Add:      Accumulated goodwill amortization         299        2,504         7,045        13,960       21,448        21,448
   Long-term debt                                    9,369       45,787       114,250       141,899       97,186        84,219
   Present value of future rents (C)                66,400       88,968       159,544       226,784      245,344       294,752
   Less:     Excess cash (D)                       (20,000)     (10,000)      (30,000)            -     (100,000)      (20,000)
                                              ---------------------------------------------------------------------------------
   Total invested capital                          145,440      263,443       482,868       630,059      656,221       823,836

   Average invested capital                                   $ 204,442     $ 373,156     $ 556,464    $ 643,140     $ 740,029
                                                           --------------------------------------------------------------------

 Return on invested capital (NOPAT/Average
     invested capital)                                            14.9%         14.5%         12.9%        13.6%         13.1%
                                                           ====================================================================






Notes:
-----
(A) Computed using the floorplan interest rate for the period times the average excess cash balance for the year.

(B) Computed using the effective tax rate for the period times adjusted operating income.


(C)  Present value of future rents equals rent expense times 8.

(D) Represents cash in excess of the working capital needed to operate our existing business. Excess cash is expected to be invested in acquisitions, capital projects, share repurchases and debt retirements.

     In accordance with General Instruction B.2. of Form 8-K, the information contained in this report shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                              Group 1 Automotive, Inc.



    September 2, 2003         By:  /s/ Scott L. Thompson
   -------------------        --------------------------------------------------
         Date                 Scott L. Thompson, Executive Vice President,
                              Chief Financial Officer and Treasurer